UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 30, 2007

Rockford Corporation
(Exact name of registrant as specified in its charter)

Arizona	000-30138	86-0394353
(State or other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)
600 South Rockford Drive
Tempe, Arizona 85281
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(480) 967-3565
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.

SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.1

Item 7.01. Regulation FD Disclosure.
     On July 30, 2007, Rockford issued a news release announcing its financial results for the three and six months ended June 30, 2007. A copy of the news release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) The following exhibit is furnished herewith:
99.1	News release of Rockford dated July 30, 2007, announcing its financial results for the three and six months ended June 30, 2007, and titled “Rockford Corporation Reports Second Quarter and Year to Date 2007 Profit.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 30, 2007

ROCKFORD CORPORATION
By:	/s/ William R. Jackson
William R. Jackson
President

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	News release of Rockford dated July 30, 2007, announcing its financial results for the three and six months ended June 30, 2007, and titled “Rockford Corporation Reports Second Quarter and Year to Date 2007 Profit.”